Exhibit 10.29

Execution
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of October 22, 2007, by and among Apollo Global, Inc., a Delaware corporation (the “Company”), Apollo Group, Inc., an Arizona corporation (“Apollo”) and Carlyle Ventures Partners III, L.P., a Delaware limited partnership (“Carlyle” and, together with Apollo and each Affiliate of Carlyle and Apollo that hereafter becomes a shareholder of the Company, the “Shareholders”). Unless otherwise indicated herein, capitalized terms used herein are defined in paragraph 9 hereof.
RECITALS
     The Company, Apollo and Carlyle are parties to (i) a Joint Venture Agreement dated as of the date hereof (the “Joint Venture Agreement”), and (ii) a Shareholders’ Agreement dated as of the date hereof (the “Shareholders’ Agreement”).
     As a condition to the consummation of the transactions contemplated by the Joint Venture Agreement, the parties hereto are entering into this Agreement to provide the registration rights set forth herein and to provide for certain rights and obligations in respect thereto as hereinafter provided.
AGREEMENT
     NOW, THEREFORE, the parties to this Agreement agree as follows:
     1. Demand Registrations.
     (a) Requests for Registration. At any time after the date that is 180 days after an Initial Public Offering, (i) the holders of a majority of the Apollo Registrable Securities or (ii) the holders of a majority of the Carlyle Registrable Securities, each may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration statement (“Long-Form Registrations”) or, if available, such holders may request registration under the Securities Act of all or part of their Registrable Securities on Form S-3 (including pursuant to Rule 415 under the Securities Act) or any similar short-form registration statement (“Short-Form Registrations”). Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the receipt of the Company’s notice. Subject to paragraph 5(b), a Demand Registration shall not count as a request for registration pursuant to this paragraph 1 if at least 50% of the Registrable Securities that the holders initiating such Demand Registration have requested to be registered in such Demand Registration are not registered for reasons other than their voluntary decision not to do so. All registrations requested pursuant to this paragraph 1(a) are referred to herein as “Demand Registrations.”

     (b) Long-Form Registrations. The holders of a majority of the Apollo Registrable Securities will be entitled to request four Long-Form Registrations in which the Company will pay all Registration Expenses. The holders of a majority of the Carlyle Registrable Securities will be entitled to request two Long-Form Registrations in which the Company will pay all Registration Expenses. Subject to paragraph 5(b), a registration will not count as one of the permitted Long-Form Registrations until it has become effective unless a Shareholder requesting a Long-Form Registration that did not become effective elects to have its Registration Expenses paid by the Company in connection with such Long-Form Registration. Subject to paragraph 5(b), a Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it becomes effective. All Long-Form Registrations shall be underwritten registrations.
     (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the (i) holders of a majority of the Apollo Registrable Securities, and (ii) holders of a majority of the Carlyle Registrable Securities, will each be entitled, subject to the limitations set forth herein, to request an unlimited number of Short-Form Registrations in which the Company will pay all Registration Expenses; provided that the aggregate offering value of the Registrable Securities requested to be registered by Apollo or Carlyle in any Short-Form Registration must equal at least $[1,000,000] in the aggregate. Subject to paragraph 5(b), the Company will pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it becomes effective. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities, including but not limited to compliance with paragraph 8 hereof.
     (d) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities included in such Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by such Shareholder.
     (e) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within three months after the effective date of a previous Demand Registration. The Company may postpone for up to three months the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s board of directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided that in such event, the holders of a majority of Registrable Securities initially requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration will not count as one of the permitted Demand Registrations hereunder and the Company will pay all Registration Expenses in connection with such registration; provided, that the Company may delay a Demand Registration hereunder only once in any twelve-month period.
     (f) Selection of Underwriters. The holders of a majority of the Apollo Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the (x) approval of the Board of Directors of the Company, which approval will not be unreasonably withheld or delayed and (y) Carlyle’s right to name a co-manager for the offering if Carlyle Registrable Securities are to be included in the offering. In the event that none of the Apollo Registrable Securities are included in such Demand Registration, Carlyle will have the right to make such selection, subject to the approval of the Board of Directors of the Company, which approval will not be unreasonably withheld or delayed.
     (g) Other Registration Rights. The Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities (whether as a demand registration or a piggyback registration), without the prior written consent of the holders of a majority of the Apollo Registrable Securities and of a majority of the Carlyle Registrable Securities.
     2. Piggyback Registrations.
     (a) Right to Piggyback. Upon completion by the Company of an Initial Public Offering (and any Initial Public Offering that is not a Qualified IPO shall be undertaken only with the prior written consent of Carlyle), whenever the Company proposes to register any of its securities (including any proposed registration of the Company’s securities by any third party) under the Securities Act (other than pursuant to a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a “Piggyback Registration”), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities of the same class or series of securities that the Company proposes to register with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company’s notice.
     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations whether or not such registration is consummated.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration pro rata among the holders thereof on the basis of the number of such securities owned by each such holder.
     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of Registrable Securities owned by each such holder and (ii) second, any other securities requested to be included in such registration.
     (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three months has elapsed from the effective date of such previous registration.
     3. Holdback Agreements.
     (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company’s Initial Public Offering of Common Stock under the Securities Act or during the seven days prior to and the 90-day period beginning on the effective date of any other underwritten registration filed under the Securities Act (in each case, except as part of such underwritten registration and except for such shorter period as the underwriters managing the registered public offering and the holders of a majority of the Registrable Securities otherwise agree in writing with respect to all holders of Registrable Securities).

     (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.
     4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:
     (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the holders of a majority of the Registrable Securities covered by such registration statement and their counsel and if Carlyle Registrable Securities are covered by such registration statement to Carlyle and its counsel copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);
     (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than the number of days until all such securities have been disposed of (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

     (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;
     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);
     (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;
     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed or quoted;
     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;
     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold and, if Carlyle Registrable Securities are being sold, Carlyle, or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);
     (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;
     (k) notify each seller of such Registrable Securities in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, and use its best efforts promptly to obtain the withdrawal of such order;
     (l) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request and Carlyle, if Carlyle Registrable Securities are also being sold;
     (m) permit any holder of Registrable Securities which holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling Person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and
     (n) provide a legal opinion of the Company’s outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.
The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.
     5. Registration Expenses.
     (a) All expenses incident to the Company’s performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called “Registration

Expenses”), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.
     (b) Notwithstanding anything in this Agreement to the contrary, the Company shall not be required to pay for any Registration Expenses in connection with a registration proceeding begun pursuant to paragraph 1(a) if the registration request is subsequently withdrawn at the request of the initiating holders, unless such initiating holders agree to forfeit their right to one Demand Registration pursuant to paragraph 1(b) (in which case such right shall be forfeited by the holders initiating such request and all holders exercising their Piggyback Registration rights with respect to such request); provided, however, that if at or prior to the time of such withdrawal, such holders have learned of a material adverse change in the condition, business, or prospects of the Company not known to such holders at the time of their request for such registration (it being understood that a change in the Company’s stock price shall not constitute in and of itself a material adverse change) and withdrawn their request for registration with reasonable promptness after learning of such material adverse change, then such holders shall not be required to pay any of such expenses and shall retain their rights pursuant to paragraph 1.
     (c) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse (i) the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of (A) one counsel chosen by the holders of a majority of the Registrable Securities included in such registration and (B) any such other counsel retained for the purpose of rendering opinions and reviewing documents on behalf of one or more holders of Registrable Securities on behalf of whom such first counsel does not act and (ii) Carlyle for the reasonable fees and disbursements of counsel to Carlyle in the event that Carlyle Registrable Securities are covered by such registration.
     (d) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder’s securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered for each seller.
     6. Indemnification.
     (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person that controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this paragraph 6 collectively called an “application”) executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the “blue sky” or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein under the circumstances which such statements have been made not misleading, and the Company will reimburse such holder and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has timely furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person that controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.
     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual, not joint and several, to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such prompt notice shall not impair any Person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.
     (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. If the indemnification provided for in paragraph 6(a) from the Company is unavailable to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Company, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the indemnified party, as well as any other relevant equitable considerations. The relative faults of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, the Company or such indemnified party, and the Company’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this paragraph 6(d).
     7. Participation in Underwritten Registrations.
     (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or “green shoe” option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder’s intended method of distribution) or to undertake any indemnification or “holdback” obligations to the Company or the underwriters with respect thereto, except as otherwise provided in paragraphs 3 and 6 hereof.
     (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any written notice from the Company of the happening of any event of the kind described in paragraph 4(e) and 4(k) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person’s receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e). If the Company gives any such written notice, the applicable time period mentioned in paragraph 4(b) during which a registration statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such written notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).
     8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Without limiting the foregoing, the Company covenants that, at its own expense, it will promptly take such action as any Shareholder may reasonably request, all to the extent required from time to time to enable such Shareholder to transfer its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rules 144, 144A or Regulation S under the Securities Act or (ii) any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon the request of a Shareholder, the Company, at its own expense, will promptly deliver to such Shareholder (i) a written statement as to whether it has complied with such requirements (and such Shareholder shall be entitled to rely upon the accuracy of such written statement), (ii) a copy of the most recent annual or quarterly report of the Company and (iii) such other reports and documents as such Shareholder may reasonably request in order to avail itself of any rule or regulation of the Securities and Exchange Commission allowing it to transfer its shares without registration.
     9. Definitions.

     “Affiliate” of a Shareholder means any other Person, entity or investment or co-investment fund directly or indirectly controlling, controlled by or under common control with the Shareholder and, in the case of a Shareholder which is an entity, any shareholder, member, partner or other equity holder of such Shareholder, which, in each case, beneficially owns at least 10% of the outstanding voting interests of the Shareholder. Each fund managed by Carlyle or an Affiliate of Carlyle shall be an Affiliate of Carlyle for purposes of this Agreement and no portfolio company of Carlyle or its Affiliates shall be considered an Affiliate of Carlyle or such Affiliate for purposes of this Agreement.
     “Common Stock” means the common stock of the Company, par value $.001 per share.
     “Apollo Registrable Securities” means (i) any shares of Common Stock issued to Apollo pursuant to the Joint Venture Agreement; (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock now held or hereafter acquired by Apollo; provided, that in the event that pursuant to such recapitalization or exchange, equity securities are issued which do not participate in the residual equity of the Company (“Non-Participating Securities”), such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Apollo Registrable Securities, such shares will cease to be Apollo Registrable Securities when they have (x)  been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y)  been sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act or (z) have become eligible for sale under Rule 144(k).
     “Carlyle Registrable Securities” means (i) any shares of Common Stock issued to Carlyle or Carlyle Affiliates pursuant to the Joint Venture Agreement; (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock now held or hereafter acquired by Carlyle or any of Carlyle’s Affiliates; provided, that in the event that pursuant to such recapitalization or exchange, equity securities are issued which do not participate in the residual equity of the Company (“Non-Participating Securities”), such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Carlyle Registrable Securities, such shares will cease to be Carlyle Registrable Securities when they have (x)  been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) been sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act or (z) have become eligible for sale under Rule 144(k).
     “Initial Public Offering” means an initial public offering by the Company of its Common Stock to the public effected pursuant to an effective registration statement under the Securities Act of 1933, as amended, or any comparable statement under any similar United States federal statute then in effect.

     “Person” means an individual, a limited liability company, an association, a joint stock company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.
     “Qualified IPO” means the closing of the sale of shares of Common Stock in a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act, in which the gross aggregate cash proceeds to the Company (before deduction of underwriting discount, commissions and expenses of sale) are at least $50,000,000.
     “Registrable Securities” means the Apollo Registrable Securities and the Carlyle Registrable Securities, including such shares of Common Stock hereafter acquired by transferees of the Apollo Registrable Securities and the Carlyle Registrable, provided that such transfers are effected in accordance with the terms and conditions the Shareholders’ Agreement of even date herewith with respect to transfers of Common Stock.
     “Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.
     “Securities and Exchange Commission” includes any governmental body or agency succeeding to the functions thereof.
     “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.
     10. Miscellaneous.
     (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.
     (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).
     (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.
     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of each of the Company, Carlyle and the holders of a majority of the Registrable Securities; provided, that if such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities (other than as already provided herein), then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated. The Company will give prompt written notice to the parties hereto of any amendments, modifications, or waivers of the provisions of this Agreement.
     (e) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of the holders of Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.
     (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.
     (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.
     (i) Governing Law. This Agreement shall be construed according to and governed by the laws of the State of Delaware, without reference to conflicts of laws principles.
     (j) Notices. Any notice provided for in this Agreement will be in writing and will be either (i) personally delivered, (ii) delivered by certified mail, return receipt requested, (iii) sent by a nationally recognized overnight courier service (charges prepaid), or (iv) faxed with a copy following by any method described in the foregoing clauses (i) to (iii), to each Shareholder that is a party hereto at the address indicated in the Shareholders Agreement and to the Company at the address indicated below, or at such address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party. Notices will be deemed to have been given hereunder when delivered personally, five days after deposit in the U.S. mail and one day after deposit with a nationally recognized overnight courier service.
If to the Company:
Apollo Global, Inc.
c/o Apollo Group, Inc.
4615 East Elwood Street
Phoenix, AZ 85040

Attention: Chief Financial Officer
Facsimile: (602) 383-5159
[Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement on the day and year first above written.

APOLLO GLOBAL, INC.

By:	/s/ Jeff Langenbach

	Name:	Jeff Langenbach
	Title:	President

APOLLO GROUP, INC.

By:	/s/ Joseph L. D’Amico

	Name:	Joseph L. D’Amico
Title:

CARLYLE VENTURE PARTNERS III, L.P.

By:	TCG VENTURES III, L.P.
Its General Partner

By:	/s/ Brooke B. Coburn

	Name:	Brooke B. Coburn
	Title:	Managing Director